UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2019.

Semi-Annual Report
June 30, 2019
Partners Fund
Small-Cap Fund
International Fund
Global Fund
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the fund by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.
MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.
An index cannot be invested in directly.

Definitions
A 13D filing is generally required for any beneficial owner of more than 5% of any class of registered equity securities, and who are not able to claim an exemption for more limited filings due to an intent to change or influence control of the issuer.
Aggregates are materials such as sand or gravel that are ingredients in concrete.
Brexit (“British exit”) refers to the June 23, 2016 referendum by British voters to leave the European Union.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Return on Investment (ROI) measures the gain or loss generated on an investment relative to the amount invested.
© 2019 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended June 30, 2019
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	8.67%	-11.46%	-0.22%	8.75%	4.97%	9.67%
S&P 500 Index	18.54	10.42	10.71	14.70	5.90	9.86
Small-Cap Fund (Inception 2/21/89)	9.28	-5.17	5.35	14.19	9.26	10.53
Russell 2000 Index	16.99	-3.31	7.06	13.45	7.77	9.44
International Fund (Inception 10/26/98)	13.37	5.40	2.54	6.63	6.28	7.56
MSCI EAFE Index	14.03	1.08	2.25	6.90	4.00	4.51
Global Fund (Inception 12/27/12)	12.80	-5.11	2.09	na	na	6.41
MSCI World Index	16.98	6.33	6.60	na	na	9.97
*	Year-to-date (YTD) not annualized.
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.
As reported in the Prospectus dated May 1, 2019, the total expense ratios for the Partners Fund and Small-Cap Fund is 0.97% and 0.92%, respectively. The total expense ratio for the International Fund is 1.18% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.33% (gross) and 1.20% (net). This expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund declined -2.87% in the second quarter following the Fund’s strong absolute return in the first three months of 2019. The Fund’s 8.67% year-to-date (YTD) gain exceeded our absolute annual goal of inflation plus 10%. The S&P 500 Index added 4.30% in the second quarter and gained 18.54% YTD. As the largest shareholder group in the Fund, we are not pleased with results in the quarter or over the last year. We are heavily engaged with our corporate partners to pursue opportunities to build and gain recognition of value. We anticipate productive activity at the Fund’s holdings that could deliver solid results in the second half of 2019.
The Index’s performance in the quarter continued to be driven primarily by Information Technology, a sector where the Fund had no exposure. Additionally, the dominance of Growth stocks over Value stocks continued. Anticipated rate cuts by the Federal Reserve turned a May market decline into a June rally. Over half the companies in the portfolio rose. The Fund’s primary performance detractors fell for unrelated, company-specific reasons that we do not believe impact the long-term cases for owning these businesses. Our appraisals remained steady even as the Fund’s net asset value (NAV) declined, and the divergence between the two pushed the portfolio’s price to value (P/V) ratio back below 60% in May, a discount rarely reached and from which subsequent long-term outcomes have been strong historically.*
Given the deep discounts at numerous Fund holdings, our partners are pursuing catalysts for value recognition that we believe could be months, not years, away. One announcement can create a quick shift to positive price momentum. Several companies that were most hated in the last twelve months began to change direction following management-led activity to close the gap between price and value.
•	Allergan had been among the recent quarter’s notable detractors, but days before quarter-end, the company announced that it had agreed to be acquired by AbbVie. The stock quickly rose over 25%, illustrating how unexpectedly payoffs can occur. The deal was structured to reduce risk while allowing for upside at the new company. Allergan CEO Brent Saunders had previously demonstrated a commitment to value recognition in 2016 with the opportune sale of the generics business to Teva and a negotiated sale of the company to Pfizer, which subsequently was scrapped when the U.S. changed its tax inversion policies. The AbbVie agreement illustrates the importance of a good partner serving shareholders.
•	Comcast, which we bought last year when the company made a bid for Sky, subsequently highlighted CEO Brian Roberts’ value per share discipline by not outbidding Disney for all of Fox. The drama around the deal has died down, and Comcast has delivered solid results. More recently, Comcast boosted value through the deal negotiated with Disney to monetize its one-third stake in Hulu. Roberts’ strong transaction record has created catalysts for value growth and price recognition.
•	General Electric, the Fund’s worst performer in 2018, reversed course after CEO Larry Culp, who had already shown his willingness to monetize assets at the right price, announced an attractive sale of GE’s Biopharma segment to Danaher, completed the improved spinout of the transportation business (Wabtec) and reported two quarters of no surprises at GE Capital. While up from extreme lows, we believe the stock price remains deeply discounted. Additional transactions could be forthcoming, as Culp remains focused on opportunities to monetize assets at fair prices.
•	LafargeHolcim has sold several emerging market operations in the last six months, including Malaysia, Indonesia and the Philippines, as CEO Jan Jenisch has focused the company on maximizing profits in geographies where it has a long-term advantage. We expect to see more sales in non-core regions, such as the Middle East or Africa, that could be stock catalysts.
Many of our other corporate partners have a history of driving value recognition and currently are pursuing prospective near-term actions that could drive stock payoffs. We are engaged with management teams. Sometimes this means filing 13Ds to suggest board members and talk to interested parties. In other cases, we work privately to ask our management partners tough questions and improve outcomes. The following list illustrates some of the levers available to our partners.
•	Affiliated Managers Group has acquired interests in investment managers at opportunistic points, leading to high return on investment (ROI) and value growth since the company’s inception, and management historically repurchased meaningful shares when prices were substantially discounted. A similar opportunity to meaningfully build value per share through buybacks exists today.
•	CenturyLink (CTL) has grown value through improved operations and fiber acquisitions, including Qwest prior to CTL’s acquisition of Level 3 and Level 3’s previous purchases of Global Crossing and tw telecom. CEO Jeff Storey announced a strategic review of the Consumer business in May. Given recent fiber transaction multiples at 2-3X CTL’s current consolidated multiple, Storey’s options range from separating the Fiber and Consumer businesses to selling some or all of the company’s assets. We have a 13D filed to enable us to explore options with CTL and to suggest board members who would bring experienced perspectives on fiber’s value to different potential acquirers.
•	CK Asset and CK Hutchison, led by Chairman Victor Li, previously consolidated Cheung Kong and Hutchison Whampoa and separated the real estate assets into CK Asset. A similar opportunity exists to separate the infrastructure assets held across the two companies. Additionally, CK Asset can continue to sell its Hong Kong properties at premium prices, and several of CK Hutchison’s segments, including the A.S. Watson’s retail business, might receive higher multiples as pure-play entities.
•	CNH Industrial was created in the Fiat Industrial and CNH merger conducted by John Elkann, who is Chairman of controlling owner EXOR. The opportunity remains to further simplify the company by separating its valuable Agriculture business from the non-core Commercial Vehicles and Construction segments.

•	CNX Resources successfully separated its coal business from the natural gas company and has sold gas assets at good prices. CEO Nick Deluliis and the board, which includes three members suggested by Southeastern, can continue to sell some or all the company’s gas reserves, as well as monetize its pipeline assets. Insider buying has been significant.
•	FedEx, which Chairman Fred Smith built from scratch and transformed through acquisitions including Flying Tigers and RPS, should benefit as the company integrates its TNT acquisition in Europe. Earnings are troughing as this integration nears its end and the company’s value and earnings shift more to its higher multiple Ground and Freight divisions.
•	Mattel has decreased its cost structure and created joint ventures to produce media content for its Barbie and Hot Wheels brands since Ynon Kriez became CEO in April 2018. Mattel has significant opportunity to further extend its top brands into other revenue streams. Additionally, after various rumors of interested acquirers, the board, which includes a member introduced by Southeastern, could sell the company if offered full value.
Our confidence in the Fund’s future results has much to do with our belief in the ability of our corporate leaders to deliver self-help that generates rewarding payoffs. Any one or two catalysts mentioned above could have a meaningful impact on the Fund’s return, as could announcements from other Fund investments that we did not highlight.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
Allergan (15%, 0.72%), the medical aesthetics and pharmaceutical company, was the most notable performer in the quarter. As described above, the stock, which had been under pressure after management failed to announce a breakup or other strategic actions in its second quarter reporting, quickly turned direction when the company announced it had agreed to be acquired by pharmaceutical firm AbbVie. This transaction creates a stronger and more balanced combined entity. The cash portion of the deal reduces risk, while the AbbVie shares Allergan holders will receive are undervalued themselves.
CNX (-32%, -1.77%), the Appalachian natural gas company, was the Fund’s largest detractor after reporting an increase in capital expenditures and missing sell-side quarterly earnings before interest, taxes, depreciation, and amortization (EBITDA) expectations by 10%. Lower natural gas prices and a few one-off factors were the primary reasons for the EBITDA miss. The capital expenditure change reflected a timing shift rather than a cost increase - CNX will invest more this year to begin production at three new wells but spend less in 2020 than previously planned. The business is on track to generate $500 million of free cash flow (FCF) in 2020, while the market value of the company is below $1.5 billion. Our appraisal of CNX moderately increased on solid results from CNX Midstream and the decision of the board and CEO Nick DeIuliis to repurchase the extremely discounted shares at an 8% annualized pace. Multiple directors also bought the stock personally.
Mattel (-14%, -0.80%), the toy company, declined during the quarter due to fears over litigation related to the Fisher Price Rock N’ Play sleeper recall. The stock bounced back briefly with the catalyst of a takeover offer by Isaac Larian, the CEO of MGA Entertainment, but retreated when the offer proved to be an insincere approach that was withdrawn. Mattel CEO Ynon Kriez made progress with the announcements of licensing agreements with Pixar, Warner Bros. Entertainment and Sanrio (Hello Kitty) during the quarter. Ongoing cost cutting initiatives are ahead of initial plans.
Portfolio Activity
The Fund’s holdings remained well below our appraisal values, but we trimmed some of the stronger performers during the quarter to manage position sizes. We added to CNX but did not purchase any new businesses. As the market sold off in May, our on-deck list became more interesting, with a handful of stocks within 10% of buying range.
Outlook
Corporate fundamentals performed better than the Fund’s price, and consensus earnings across the holdings grew. The P/V finished the quarter in the low-60s%, a discount well-below the long-term average. The portfolio has 14% cash to deploy in new qualifiers.
The Fund’s negative return came from a handful of companies that had unrelated, short-term disappointments or perceived issues. We believe a return to outperformance will also likely come from occurrences at individual holdings rather than overall economic and stock market trends. The patterns for how stocks reach intrinsic worth are unpredictable, but appreciation can happen quickly, as Allergan recently demonstrated. One of Southeastern’s competitive advantages is taking a multi-year perspective to stock ownership, as we know that prices should ultimately migrate to growing values. In the near-term, we are highly engaged with CEOs and boards who are exploring transactions that could be catalysts for their stocks to more fully reflect intrinsic worth. Given the portfolio’s discount, positive business fundamentals and corporate partners pursuing catalysts, we believe significant payoffs could occur in 2019 and beyond.
*Quarter-ends since 1993 were identified where the Partners Fund’s “price-to-value ratio” (P/V) was less than 60%. From each quarter end identified, the 1, 3, and 5 year cumulative returns for the Fund and the S&P 500 were calculated. Those returns were then averaged and the 3 and 5 year returns were annualized. Current circumstances may not be comparable.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended June 30, 2019
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/08/87
Partners Fund	8.67%	-11.46%	-0.22%	8.75%	4.97%	9.67%
S&P 500 Index	18.54	10.42	10.71	14.70	5.90	9.86
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Partners Fund is 0.97%.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at June 30, 2019
		Net Assets
Investments		86.5%
CenturyLink, Inc.	8.5
General Electric Company	7.8
CK Hutchison Holdings Limited	7.4
FedEx Corporation	6.3
Mattel, Inc.	5.7
Fairfax Financial Holdings Limited	5.4
CNH Industrial N.V.	5.2
LafargeHolcim Ltd	5.0
Comcast Corporation	4.6
Affiliated Managers Group, Inc.	4.6
CK Asset Holdings Limited	4.5
CNX Resources Corporation	4.3
Allergan plc	3.6
United Technologies Corporation	3.6
Alphabet Inc.	3.5
Park Hotels & Resorts Inc.	3.3
Wynn Resorts, Limited	3.2
Cash Reserves Net of Other Assets and Liabilities		13.5
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2019 through June 30, 2019
New Holdings	Quarter
Wabtec Corp.(a)	1Q
Eliminations
DowDuPont Inc.	1Q
Wabtec Corp.	1Q
(a) - Acquired through corporate action of General Electric Company.

Portfolio of Investments (Unaudited)
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	536,247	$ 69,819,359	3.6%
Air Freight & Logistics
FedEx Corporation	748,705	122,929,874	6.3
Capital Markets
Affiliated Managers Group, Inc.	975,850	89,914,819	4.6
Construction Materials
LafargeHolcim Ltd (Switzerland)	1,997,992	97,556,118	5.0
Diversified Telecommunication Services
CenturyLink, Inc.	14,087,844	165,673,045	8.5
Hotels, Restaurants & Leisure
Wynn Resorts, Limited	508,073	62,995,971	3.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	14,676,500	144,666,398	7.4
General Electric Company	14,402,273	151,223,866	7.8
		295,890,264	15.2
Insurance
Fairfax Financial Holdings Limited (Canada)	214,446	105,255,478	5.4
Interactive Media & Services
Alphabet Inc. - Class C*	62,514	67,572,008	3.5
Leisure Products
Mattel, Inc.*	9,956,051	111,607,332	5.7
Machinery
CNH Industrial N.V. (Netherlands)	9,779,757	100,285,240	5.2
Media
Comcast Corporation - Class A	2,126,951	89,927,488	4.6
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(a)	11,328,579	82,811,913	4.3
Pharmaceuticals
Allergan plc	417,833	69,957,779	3.6
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	2,293,447	63,207,399	3.3
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	11,111,000	86,976,926	4.5
Total Common Stocks (Cost $1,810,255,221)		1,682,381,013	86.5
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $758,744)	119,000,000	654,500	—
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.50%, dated 6/28/19, due 07/01/19, Repurchase price $80,209,411 (Collateral: $81,783,532 U.S. Treasury Bond, 2.13% due 3/31/24, Par $80,060,000)	80,176,000	80,176,000	4.1
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
U.S. Treasury Bill, 2.09% due 09/26/19	200,000,000	$ 198,999,500	10.2%
Total Short-Term Obligations (Cost $279,165,833)		279,175,500	14.3
Total Investments (Cost $2,090,179,798)		1,962,211,013	100.8
Other Assets (Liabilities), Net		(16,381,919)	(0.8)
Net Assets		$1,945,829,094	100.0%

*	Non-income producing security.
(a)	Affiliated issuer during the period. See Note 6.
Note: Non-U.S. Companies represent 27.5% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund declined -1.11% in the second quarter following the Fund’s strong absolute return in the first three months of 2019. The 9.28% year-to-date (YTD) performance was well above our absolute annual goal of inflation plus 10%. The Russell 2000 Index added 2.10% in the second quarter and gained 16.99% YTD. Over shorter-term periods, relative returns can move dramatically, as we saw in 2018, when the Fund significantly trailed the Index in the first nine months but, by year-end, was well ahead. Rather than focus on price swings and single end points, the best indicator of investment success for owners of the Fund is performance consistency over longer periods. The rolling returns for all 5 and 10-year periods in Longleaf Small-Cap’s 30-year history have averaged over 11% and outperformed the Index 76% and 92% of the time respectively.
Industrial, Financial and Information Technology companies, sectors where the Fund had much lower exposure than the Index, were by far the largest contributors to the Russell 2000 in the quarter. Most of the other sectors in the Index were flat or declined. The large majority of the Small-Cap Fund’s holdings were positive performers. The two primary detractors – Realogy and CNX – fell for unrelated reasons that did not impact our long-term cases. Their peers’ stocks suffered from the same industry-related pressures that hurt these two holdings.
Over Longleaf Small-Cap’s strong history, numerous stocks have moved up sharply with some type of management-led transaction serving as a catalyst. When stocks are at extreme discounts, shareholder-oriented corporate partners go on offense. In 2018, two holdings were acquired at fair prices, creating rapid payoffs, and one company announced it was going private. In the second quarter of 2019, activity was also notable. Kodak sold its Packaging segment and restructured its debt; Lazard issued 10-year debt to aggressively buy its severely discounted stock at a meaningful double-digit pace; Neiman Marcus restructured its debt; and, OCI announced the separation of its Middle Eastern assets into a joint venture. More recently, we filed a 13D to speak more directly with Summit’s leaders after rumored third-party interest in the company.
Given the deep discounts at many of the Fund’s holdings, our partners are pursuing value recognition with prospective payoffs that we believe could be months, not years, away. CEO Randy Baker at Actuant, which has several board members suggested by Southeastern, previously sold non-core segments and has indicated a plan to sell additional assets to focus on the company’s best industrial tool businesses. In the past, CenturyLink and its predecessor Level 3, have consolidated fiber networks including Global Crossing, tw telecom and Qwest, and in the recent quarter, management announced a strategic review of the Consumer businesses following our 13D filing, which encouraged a separation of the Fiber and Consumer segments. CNX, where management previously separated the coal business and sold gas assets, could pursue a deal for its pipeline business and sell some or all its gas reserves. Mattel is working to capture some of the enormous value in its Barbie and Hot Wheels brands through JVs to produce movies and television content, and we expect more brand expansion along with continued interest in the whole company by prospective suitors. The leaders at Formula One, GCI Liberty, Graham Holdings and PotlatchDeltic have demonstrated their willingness to negotiate deals that benefit shareholders in the past, and it is not farfetched they are likely considering how to drive value recognition again.
Our confidence in future results has much to do with the ability of our corporate leaders to deliver self-help that grows value per share and ultimately generates rewarding payoffs. Any one or two potential catalysts mentioned could have meaningful impact on the Fund’s return, as could announcements from other Fund investments that we did not highlight.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
Summit Materials (21%, 1.20%), the cement and aggregates company, became the largest contributor in the quarter after rumors of acquisition discussions hit headlines. Southeastern filed a 13D to allow us to have direct conversations with management and third parties about Summit’s strategic options. Despite the recent appreciation, the stock still trades at a significant discount to our appraisal of its value as both an independent going concern and a target. Though extraordinary Mississippi river flooding has obscured Summit’s earning power this year, the business has shown pricing power and maintained its strong local market positions. CEO Tom Hill owns a significant stake personally.
Realogy (-36%, -1.59%), the residential real estate brokerage franchisor, was the Fund’s largest detractor after reporting poor sales in one of the company’s largest states, California. Not only was the California market weak in general, but Compass, the start-up real estate firm backed by SoftBank, has been aggressively recruiting realtors. The Compass model’s long-term sustainability and economics are uncertain, but ironically this highlights that human brokers still have important value in the residential real estate transaction process versus the view that on-line real estate sites would make brokers obsolete. We continue to believe that Realogy CEO Ryan Schneider will emphasize the highly profitable and #1 market share franchise model of its realtor brands, while bringing his expertise in big data from running Capital One’s credit card business to an area with massive valuable data but very little monetization of it. The stock trades at a mid-single-digit free cash flow (FCF) multiple, well below its peers.
CNX (-32%, -1.37%), the Appalachian natural gas company, declined after reporting an increase in capital expenditures and missing sell-side quarterly earnings before interest, taxes, depreciation, and amortization (EBITDA) expectations by 10%. Lower natural gas prices and a few one-off factors were the primary reasons for the EBITDA miss. The capital expenditure change reflected a timing shift rather than a cost increase - CNX will invest more this year to begin production at three new wells but spend less in 2020 than previously planned. The business is on track to generate $500 million of FCF in 2020, while the market value of the company is below $1.5 billion. Our appraisal of CNX moderately increased on solid results from CNX Midstream and the decision of the board and CEO Nick DeIuliis to repurchase the extremely discounted shares at an 8% annualized pace. Multiple directors also bought the stock personally.
Portfolio Activity
The Fund’s holdings remained below our appraisal values, but we trimmed several stronger performers during the quarter to manage position sizes. Likewise, we added to five of the Fund’s most discounted investments. We exited the preferred equity stake in Mytheresa that we received in the Neiman Marcus recapitalization. We also bought one new qualifier, which remains undisclosed. We successfully owned this company in the past, and management proved to be great partners.
Outlook
The price to value ratio (P/V) finished the quarter in the low-60s%, a discount well-below the long-term average. The portfolio has 15% cash to deploy in new qualifiers. As the market sold off in May, our on-deck list became more interesting, with a handful of stocks within 10% of buying range.
The Fund’s negative return came from a few companies that had unrelated, short-term disappointments. We believe a return to outperformance will also likely come from occurrences at individual holdings rather than overall economic and stock market trends. The patterns for how stocks reach intrinsic worth are unpredictable, but appreciation can happen quickly, as Summit recently demonstrated. One of Southeastern’s competitive advantages is taking a multi-year perspective to stock ownership, as prices should ultimately migrate to growing values. In the near-term, we are highly engaged with CEOs and boards who are taking actions that could be catalysts for their stocks to more fully reflect intrinsic worth. Given the portfolio’s discount, positive business fundamentals and corporate partners pursuing catalysts, we believe significant payoffs could occur in 2019 and beyond.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended June 30, 2019
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	9.28%	-5.17%	5.35%	14.19%	9.26%	10.53%
S&P 500 Index	16.99	-3.31	7.06	13.45	7.77	9.44
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Small-Cap Fund is 0.92%.

Portfolio Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at June 30, 2019
		Net Assets
Investments		84.6%
CenturyLink, Inc.	8.1
Eastman Kodak Company (Common, Bonds, and Preferred)	7.4
Summit Materials, Inc.	7.1
Graham Holdings Company	6.8
GCI Liberty, Inc.	5.9
Neiman Marcus Group LTD LLC (Bonds)	5.2
PotlatchDeltic Corporation	5.2
Mattel, Inc.	4.9
Liberty Media Formula One	4.8
OCI N.V.	4.7
Lazard Ltd	4.4
Actuant Corporation	4.2
CNX Resources Corporation	4.2
Park Hotels & Resorts Inc.	3.2
ViaSat, Inc.	3.0
Realogy Holdings Corp.	2.8
Dillard's Inc.	2.7
Cash Reserves Net of Other Assets and Liabilities		15.4
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2019 through June 30, 2019
New Holdings	Quarter
Dillard's Inc.	2Q
Eliminations
Hopewell Holdings Limited	1Q
(a) - Acquired through corporate action of General Electric Company.

Portfolio of Investments (Unaudited)
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
Lazard Ltd - Class A(a)	4,411,985	$ 151,728,164	4.4%
Chemicals
OCI N.V.* (Netherlands)	5,843,531	160,402,577	4.7
Communications Equipment
ViaSat, Inc.*	1,268,101	102,487,923	3.0
Construction Materials
Summit Materials, Inc. - Class A*(b)	12,699,444	244,464,297	7.1
Diversified Consumer Services
Graham Holdings Company - Class B(b)	335,936	231,805,918	6.8
Diversified Telecommunication Services
CenturyLink, Inc.	23,413,266	275,340,008	8.1
Entertainment
Liberty Media Formula One - Class A*	2,322,149	83,272,263	2.4
Liberty Media Formula One - Class C*	2,206,630	82,550,028	2.4
		165,822,291	4.8
Leisure Products
Mattel, Inc.*	15,013,426	168,300,506	4.9
Machinery
Actuant Corporation - Class A(b)	5,841,674	144,931,932	4.2
Media
GCI Liberty, Inc. - Class A*	3,274,555	201,254,150	5.9
Multiline Retail
Dillard's Inc. - Class A(b)	1,464,912	91,234,719	2.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	19,546,438	142,884,462	4.2
Real Estate Investment Trusts (REITs)
Park Hotels & Resorts Inc.	3,894,126	107,322,113	3.2
PotlatchDeltic Corporation(b)	4,584,378	178,699,054	5.2
		286,021,167	8.4
Real Estate Management & Development
Realogy Holdings Corp.(b)	13,055,042	94,518,504	2.8
Technology Hardware, Storage & Peripherals
Eastman Kodak Company*(c)	4,000,000	9,600,000	0.3
Total Common Stocks (Cost $2,591,761,765)		2,470,796,618	72.3
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series A 5.50%(c)(d) (Cost $186,430,000)	1,864,300	147,055,984	4.3
Corporate Bonds
	Principal Amount
Multiline Retail
Neiman Marcus Group LTD LLC 8.00% 144A Senior Notes due 10/15/2024(e)	150,370,000	62,418,587	1.8
Neiman Marcus Group LTD LLC 8.75% 144A Senior Notes due 10/15/2024(e)	84,457,929	36,264,123	1.1
See Notes to Financial Statements.

Corporate Bonds
	Principal Amount	Value	% of Net Assets
Multiline Retail
Neiman Marcus Group LTD LLC 14.00% 144A Senior Notes due 4/25/2024(e)(f)	97,070,103	$ 80,568,186	2.3%
		179,250,896	5.2
Technology Hardware, Storage & Peripherals
Eastman Kodak Company 5.00% 144A Senior Notes due 11/1/2021(c)(g)	93,215,000	95,069,979	2.8
Total Corporate Bonds (Cost $350,420,230)		274,320,875	8.0
Short-Term Obligations
Repurchase agreement, 0.50%, dated 6/28/19, due 07/01/19, Repurchase price $115,436,810 (Collateral: $117,741,317 U.S. Treasury Bond, 2.13% due 3/31/24, Par $115,260,000)	115,432,000	115,432,000	3.4
U.S. Treasury Bill, 2.09% due 09/26/19	400,000,000	397,999,000	11.6
Total Short-Term Obligations (Cost $513,411,667)		513,431,000	15.0
Total Investments (Cost $3,642,023,662)		3,405,604,477	99.6
Other Assets (Liabilities), Net		14,307,656	0.4
Net Assets		$3,419,912,133	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Controlled investment during the period. See Note 6.
(d)	These shares were acquired directly from the issuer in a private placement on November 7, 2016 with a total cost at June 30, 2019 of $186,430,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Series A Preferred Stock as well as the Common Stock issuable upon conversion of the Series A Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Payment-in-kind security whereby 8% of the interest is payable in cash, and 6% of the interest is payable in additional debt securities.
(g)	These notes were acquired directly from the issuer in a private placement on May 24, 2019 with a total cost at June 30, 2019 of $93,215,000. They are considered restricted securities under the Securities Act of 1933 (the “33 Act”). These shares may be sold only if registered under the 33 Act or an exemption is available. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2)
Note: Non-U.S. Companies represent 4.7% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund gained 0.76% in the second quarter, adding to the Fund’s strong absolute return in the first three months of 2019. The 13.37% year-to-date (YTD) performance was well above our absolute annual goal of inflation plus 10%. The MSCI EAFE Index added 3.68% in the second quarter and gained 14.03% YTD. As the Fund’s manager and largest shareholder group, we are focused on delivering solid absolute and relative returns over three-year periods rather than three months. We believe the last three years, when the Fund rose 13.66% per year and the Index added 9.11%, are more representative of the long-term outperformance that the Fund could deliver.
Longleaf International’s European investments helped performance in the second quarter, while declines at companies based in Hong Kong and China offset some of the gains. Like the Fund, the Index generated all its positive return from European holdings, but the much lower weighting (less than 4%) in China and Hong Kong versus the Fund (over 25%) negatively impacted relative results. Worries about the outcome of Trump’s trade war plus tighter credit in China, political friction and spiking interest rates in Hong Kong weighed on Asian businesses. Ironically, a drawn-out trade war and government oversight could strengthen the moat of Baidu, the Fund’s primary performance detractor, as non-Chinese competitors like Alphabet would receive more scrutiny and be less likely to succeed in China’s search market. The region’s macro challenges have not hurt the premium prices being paid for Hong Kong real estate, which comprises the majority of our appraisals at both Great Eagle and CK Asset. Both continue to sell assets at good prices. Our investment cases for these companies, as well as for Melco, are tied more to the longer-term growth in the standard of living of China’s massive population than a near-term political or economic trend.
When stocks are at extreme discounts, shareholder-oriented corporate managements go on offense, which can lead to unanticipated quick payoffs independent of broader stock market moves. We are engaged with our corporate partners to pursue opportunities to build and gain recognition of value. For example, the Fund’s best performer in 2018, Belmond, which we finished selling in the quarter, rose instantly when management announced a strategic review that eventually led to the sale of the company at a large premium to the stock’s price. Much management-led activity has occurred this year. Baidu authorized its third ever stock repurchase to take advantage of the deep share price discount. EXOR tried to merge its FCA holding with Renault- an effort that may not be over. LafargeHolcim sold assets in several emerging markets at attractive valuations. The Fund’s newer holding, LANXESS continued intelligent capital allocation moves by completing an aggressive share buyback and pursuing the sale of a non-core business segment. Lazard issued 10-year debt to aggressively buy its severely discounted stock at a meaningful double-digit pace. CEO Lawrence Ho announced the sale of Melco International’s Cyprus properties to operating company Melco Resorts to provide more capital to the parent, while opportunistically purchasing almost 20% of Australian casino company Crown. MinebeaMitsumi completed its previously announced tender offer of U-Shin at a discounted price. OCI announced the separation of its Middle Eastern assets into a joint venture.
Our confidence in the Fund’s future results has much to do with our belief in the ability of our corporate leaders to deliver self-help that grows value per share and ultimately generates rewarding payoffs.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
C&C Group (27%, 1.02%), the manufacturer and distributor of branded beer, cider, wine, soft drinks and bottled water, performed well in the quarter for multiple reasons. Competition worries in Ireland eased as Bulmers’s market share stabilized. In Scotland, Tennent’s grew revenue 7% over the last year and remained well positioned. The AB InBev relationship successfully pushed Magners in the off-trade in England and Wales. Last year’s acquisition and subsequent integration of Matthew Clark and Bibendum has exceeded management’s expectations and provided further distribution channels for C&C’s brands. At the company’s Capital Markets Day, CEO Stephen Glancey highlighted C&C’s ownership culture, emphasizing the importance of all employees having skin in the game.
EXOR (9%, 0.75%), the European holding company of the Agnelli family, made gains as Chairman and CEO John Elkann continued to apply an admirable approach to capital allocation and portfolio management in the quarter. The company extensively explored consolidation in the auto industry through Fiat Chrysler, in this instance through a proposed combination with Renault. We believe there is substantial strategic logic and potential shareholder value in such a move. The French state and Nissan, Renault’s Japanese partner, were not immediately in favor of a combination, though the rest of Renault’s board voted to proceed. There still may be potential for a constructive deal, but if there is no deal with Renault, there are other opportunities to explore. We are confident that management and the family owner-partners will evaluate every value-creating angle.
Baidu (-28%, -1.43%), the dominant online search business in China, was the primary detractor in the quarter. Baidu reported 2019 first quarter results in line with initial guidance, and Baidu Core revenue grew 16% year-over-year (YOY). However, second quarter growth guidance fell below expectations, mainly due to economic weakness impacting advertisers’ budgets and increased online advertising inventory creating price pressure across the industry. Baidu’s migration of all medical ad landing pages from third party sites onto its own servers to improve advertising quality and Baidu’s control over content also negatively impacted short-term ad sales. Baidu’s search dominance remained intact as traffic grew - June daily active users increased 27% YOY on Baidu’s App and Smart Mini Program monthly average users rose 49% from the previous quarter. Additionally, the company’s AI initiatives in areas such as voice activated smart speakers and autonomous driving represent substantial future earnings upside. The deeper stock price discount provided Baidu’s management the opportunity to launch an additional US$1 billion share buyback program beyond its existing US$500 million one. The company is paying a low-single-digit free cash flow (FCF) multiple for a strong cash-generative and hard-to-replace asset.
Great Eagle (-15%, -0.72%), a Hong Kong real estate company that invests in and manages high quality office, retail, residential and hotel properties around the world, declined amid the China turmoil and spiking Hong Kong interest rates. Although most Hong Kong real estate companies are discounted, Great Eagle is more compelling to us because Chairman Lo Ka Shui, who owns over 26% personally and is a beneficiary of a family trust that owns another 32%, has focused successfully on building long-term shareholder value. He has been extremely disciplined on the prices he will pay for properties and methodically has been building the Langham brand in the luxury hotel market. The stock has grown at a double-digit rate since we first purchased it in 2015, even with the second quarter dip. In the second half of 2019, the company will be preselling units in its ONTOLO residential development at prices that should be significantly above Great Eagle’s cost in the project. Lo recognizes the undervaluation in the current price and recently bought more shares personally.
Portfolio Activity
During the quarter, we added to several of the Fund’s more recent purchases as our conviction level grew and prices cooperated. We established one new position, Domino’s Pizza Group (DPG) in the UK. We have followed the company for years and long admired the underlying business quality and cash generation capabilities, along with the potential for continued growth. DPG is the master franchisee holder in perpetuity of the right to oversee Domino’s operations in the U.K., Ireland and several European markets. DPG pays the U.S. company, Domino’s Pizza, Inc., a royalty fee for use of the name and intellectual property. DPG became attractively discounted in part because of the Brexit overhang on U.K. consumer companies, but primarily due to tension between key franchisee groups and the current executive team. We believe there are readily available solutions to that disagreement and plenty of opportunities to grow and realize value. We are actively engaged with the company on the way forward.
We exited three investments – two that successfully reached appraisal and one where the case deteriorated. We sold luxury hotel company Belmond. French luxury-goods company LVMH announced its acquisition of Belmond in December, but we delayed selling for tax reasons until the Fund’s gains went long-term. We salute the management team with whom we were engaged, for recognizing the company’s deep undervaluation and announcing a strategic review that served as the catalyst for getting a fair bid for the company and a 110% return for the Fund.
We sold Yum China (YUMC), the operator of KFC and Pizza Hut restaurants in China, for the second time in the three years since its separation from YUM! Brands in the U.S. Under the leadership of CEO Joey Wat and CFO Jacky Lo, KFC grew same store sales, as did Pizza Hut for the first time since 2018. The company also opened new stores faster than anticipated. Management returned capital to shareholders through buybacks and dividends. The gap between the share price and our appraisal quickly closed, and the investment gained over 40% during our holding period of seven months.
Although the sum-of-the-parts of thyssenkrupp was deeply discounted, we sold the position because the path to unlocking the different segments’ values became narrower and more uncertain. The proposed Steel JV with Tata was blocked by regulators, and the macro environment was pressuring FCF such that value was not growing. We moved on to more compelling opportunities but recognized an over 40% loss during our holding period, most of which was reflected in performance prior to the second quarter.
Outlook
Most of the price pressure in the Fund came at the hands of macro concerns over global economic growth, trade wars and geopolitical uncertainties. Corporate fundamentals performed much better than the market, enabling our research team to build a robust on-deck list of prospective opportunities, including the new investment in Domino’s. The portfolio is close to fully invested with 6% cash and trades at a mid-60s% price to value ratio (P/V).
Not only is the Fund attractively priced, but most of our investment cases are so far playing out as we anticipated. At many holdings, we are engaged with CEOs and boards who, in our view, are taking actions to drive value growth and create catalysts for recognition. The patterns for how stocks reach intrinsic worth are unpredictable, but appreciation can happen quickly. One of Southeastern’s competitive advantages is taking a multi-year perspective to stock ownership, as prices ultimately should migrate to growing values. Given the discount in the portfolio, positive business fundamentals and corporate partners pursuing catalysts, we believe significant payoffs could occur in 2019 and beyond.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended June 30, 2019
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/98
International Fund	13.37%	5.40%	2.54%	6.63%	6.28%	7.56%
S&P 500 Index	14.03	1.08	2.25	6.90	4.00	4.51
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2019, the total expense ratio for the International Fund is 1.18% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at June 30, 2019
		Net Assets
Investments		94.0%
EXOR N.V.	8.9
CK Hutchison Holdings Limited	6.4
LafargeHolcim Ltd	6.1
MinebeaMitsumi Inc.	5.9
Melco International Development Limited	5.9
LANXESS AG	5.1
Bollore	4.6
CK Asset Holdings Limited	4.6
C&C Group plc	4.4
Baidu, Inc. ADR	4.4
Fairfax Financial Holdings Limited	4.3
Domino's Pizza Group PLC	4.3
Lazard Ltd	4.3
Great Eagle Holdings Limited	4.2
OCI N.V.	4.2
Becle, S.A.B. de C.V.	4.2
Millicom International Cellular S.A.	4.0
Compagnie Financiere Richemont SA	3.1
Bharti Infratel Limited	3.1
Vestas Wind Systems A/S	2.0
Cash Reserves Net of Other Assets and Liabilities		6.0
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2019 through June 30, 2019
New Holdings	Quarter
Domino's Pizza Group PLC	2Q
Lazard Ltd	1Q
Eliminations
Belmond Ltd.	2Q
thyssenkrupp AG	2Q
Yum China Holdings, Inc.	2Q

Portfolio of Investments (Unaudited)
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
Bollore (France)	13,778,657	$ 60,790,727	4.6%
Beverages
Becle, S.A.B. de C.V. (Mexico)	35,599,467	55,122,952	4.2
C&C Group plc (Ireland)	13,035,273	57,955,627	4.4
		113,078,579	8.6
Capital Markets
Lazard Ltd - Class A(a) (United States)	1,639,840	56,394,098	4.3
Chemicals
LANXESS AG (Germany)	1,139,615	67,721,456	5.1
OCI N.V.*(b) (Netherlands)	2,013,672	55,274,487	4.2
		122,995,943	9.3
Construction Materials
LafargeHolcim Ltd (French Exchange) (Switzerland)	1,603,432	78,290,904	6.0
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	35,356	1,726,512	0.1
		80,017,416	6.1
Diversified Financial Services
EXOR N.V.(b) (Netherlands)	1,669,354	116,930,519	8.9
Diversified Telecommunication Services
Bharti Infratel Limited (India)	10,429,376	40,348,627	3.1
Electrical Equipment
Vestas Wind Systems A/S (Denmark)	312,414	26,985,785	2.0
Hotels, Restaurants & Leisure
Domino's Pizza Group PLC (United Kingdom)	16,185,478	57,142,386	4.3
Melco International Development Limited(b) (Hong Kong)	34,713,700	76,966,766	5.9
		134,109,152	10.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	8,496,500	83,750,080	6.4
Insurance
Fairfax Financial Holdings Limited (Canada)	116,719	57,288,614	4.3
Interactive Media & Services
Baidu, Inc. ADR* (China)	490,914	57,613,667	4.4
Machinery
MinebeaMitsumi Inc. (Japan)	4,635,500	78,465,775	5.9
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,743,500	60,616,130	4.6
Great Eagle Holdings Limited(b) (Hong Kong)	13,026,476	55,696,494	4.2
		116,312,624	8.8
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	481,193	40,833,874	3.1
Wireless Telecommunication Services
Millicom International Cellular S.A. (Sweden)	929,168	52,281,115	4.0
Total Common Stocks (Cost $1,115,415,225)		1,238,196,595	94.0
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $1,071,168)	168,000,000	924,000	0.1
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement, 0.50%, dated 6/28/19, due 07/01/19, Repurchase price $77,091,212 (Collateral: $78,632,118 U.S. Treasury Bond, 2.13% due 3/31/24, Par $76,975,000) (Cost $77,088,000)	77,088,000	$ 77,088,000	5.8%
Total Investments (Cost $1,193,574,393)		1,316,208,595	99.9
Other Assets (Liabilities), Net		934,721	0.1
Net Assets		$1,317,143,316	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	All or a portion of this security is restricted to cover the notional amount of forward currency contracts, total value $54,121,868.

Forward Currency Contracts
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain
USD 25,270,490	RMB 173,857,114	State Street	12/18/19	$ 10,635
USD 28,844,660	RMB 197,431,499	State Street	3/18/20	208,757
				$219,392
Country Weightings
Net Assets
Hong Kong	21.2%
Netherlands	13.1
Switzerland	9.2
Japan	5.9
Germany	5.1
France	4.6
China	4.4
Ireland	4.4
Canada	4.3
United States	4.3
United Kingdom	4.3
Mexico	4.2
Sweden	4.0
India	3.1
Denmark	2.0
Cash & Other	5.9
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund gained 0.16% in the second quarter, adding to the Fund’s strong absolute return in the first three months of 2019. The Fund’s 12.80% year-to-date (YTD) gain far exceeded our absolute annual goal of inflation plus 10%. The MSCI World Index added 4.00% in the second quarter and gained 16.98% YTD. As the Fund’s manager and largest shareholder group, we are focused on delivering solid returns over three-year periods rather than three months. We believe the last three years’ absolute return of 12.63% is more representative of the long-term compounding the Fund could deliver.
U.S.-based companies drove most of the Index’s rise in the quarter. Information Technology, where the Fund had no exposure, and Financials were its two leading sectors. Within the Fund’s portfolio, most companies made gains in the quarter. Broadly speaking, Longleaf Global’s European investments rose, while companies based in Hong Kong declined with worries about the trade war plus tighter credit in China, political friction and spiking interest rates. Meanwhile, U.S. holdings had mixed returns, with the primary performance detractors falling for unrelated, company-specific reasons that we do not believe impact the long-term cases for owning these businesses.
When stocks are at extreme discounts, shareholder-oriented corporate managements go on offense, which can lead to unanticipated quick payoffs independent of broader stock market moves. We are engaged with our corporate partners who are pursuing catalysts for value recognition that we believe could be months, not years, away. One announcement can create a quick shift to positive price momentum. The Fund’s positive performers in the quarter benefitted from management-led activity to close the gap between price and value.
•	Allergan had been among the recent quarter’s notable detractors, but days before quarter-end, the company announced that it had agreed to be acquired by AbbVie. The stock quickly rose over 25%, illustrating how unexpectedly payoffs can occur. The deal was structured to reduce risk while allowing for upside at the new company. Allergan CEO Brent Saunders had previously demonstrated a commitment to value recognition in 2016 with the opportune sale of the generics business to Teva and a negotiated sale of the company to Pfizer, which subsequently was scrapped when the U.S. changed its tax inversion policies. The AbbVie agreement illustrates the importance of a good partner serving shareholders.
•	Comcast, which we bought last year when the company made a bid for Sky, subsequently highlighted CEO Brian Roberts’ value per share discipline by not outbidding Disney for all of Fox. The deal drama died down, and Comcast has delivered solid results. More recently, Comcast boosted value by negotiating with Disney to monetize its one-third stake in Hulu.
•	EXOR, under CEO John Elkann, has simplified the structure of its holdings and driven value recognition through previous transactions, such as combining Fiat Industrial and CNH, separating Ferrari and Fiat Chrysler, selling SGS and acquiring PartnerRe at a discount. In the second quarter, he announced an agreement to combine Renault with FCA and create the third largest auto company in the world. The deal was sidelined because of potential opposition from Renault’s partner Nissan, as well as the French government, but an eventual merger remains a possibility.
•	General Electric, the Fund’s worst performer in 2018, reversed course after CEO Larry Culp, who had already shown his willingness to monetize assets at the right price, announced an attractive sale of GE’s Biopharma segment to Danaher, completed the improved spinout of the transportation business (Wabtec) and reported two quarters of no surprises at GE Capital. While up from extreme lows, we believe the stock price remains deeply discounted. Additional transactions could be forthcoming, as Culp remains focused on opportunities to monetize assets at fair prices.
•	LafargeHolcim has sold several emerging market operations in the last six months, including Malaysia, Indonesia and the Philippines, as CEO Jan Jenisch has focused the company on maximizing profits in geographies where it has a long-term advantage. We expect to see more sales in non-core regions, such as the Middle East or Africa, that could be stock catalysts.
•	MinebeaMitsumi has grown revenues over four-fold and earnings at over 35% per year in CEO Yoshihisa Kainuma’s 10-year tenure. His success has been from a combination of smart acquisitions at deep discounts, solid operating results and opportunistic share repurchases. This year the company initiated a new buyback plan and completed the previously announced tender offer of U-Shin, which doubles Minebea’s auto-related business.
•	OCI announced the creation of a joint venture for its Middle East and North African nitrogen fertilizer assets. In previous years, CEO Nassef Sawaris redomiciled the company from Egypt to the Netherlands and negotiated a sale of the company that later was scrapped when the U.S. changed its tax inversion policies. This most recent transaction increases the appeal of the company’s remaining nitrogen assets and methanol operations to prospective buyers.
Many of our other corporate partners have a history of driving value recognition and currently are pursuing prospective near-term actions that could drive stock payoffs.
We are engaged with management teams. Sometimes this means filing 13Ds to suggest board members and talk to interested parties. In other cases, we work privately to ask our management partners tough questions and improve outcomes. The following list illustrates some of the levers available to our partners.
•	CenturyLink (CTL) has grown value through improved operations and fiber acquisitions, including Qwest prior to CTL’s acquisition of Level 3 and Level 3’s previous purchases of Global Crossing and tw telecom. CEO Jeff Storey announced a strategic review of the Consumer business in May. Given recent fiber transaction multiples at 2-3X CTL’s current consolidated multiple, Storey’s options range from separating the Fiber and Consumer businesses to selling some or all of the company’s assets. We have a 13D filed to enable us to explore options with CTL and to suggest board members who would bring experienced perspectives on fiber’s value to different potential acquirers.
•	CK Asset and CK Hutchison, led by Chairman Victor Li, previously consolidated Cheung Kong and Hutchison Whampoa and separated the real estate assets into CK Asset. A similar opportunity exists to separate the infrastructure assets held across the two companies. Additionally, CK Asset can continue to sell its Hong Kong properties at premium prices, and several of CK Hutchison’s segments, including the A.S. Watson’s retail business, might receive higher multiples as pure-play entities.
•	CNX Resources successfully separated its coal business from the natural gas company and has sold gas assets at good prices. CEO Nick Deluliis and the board, which includes three members suggested by Southeastern, can continue to sell some or all the company’s gas reserves, as well as monetize its pipeline assets. Insider buying has been significant.
•	FedEx, which Chairman Fred Smith built from scratch and transformed through acquisitions including Flying Tigers and RPS, should benefit as the company integrates its TNT acquisition in Europe. Earnings are troughing as this integration nears its end and the company’s value and earnings shift more to its higher-multiple Ground and Freight divisions.
•	Melco International’s stock price swings with sentiment changes around the near-term Macau gaming outlook. CEO Lawrence Ho has masterfully used the negative sentiment to build Melco’s value per share. Most recently, he purchased just under 20% of Australian casino company Crown and announced the sale of Melco International’s Cyprus properties to operating company Melco Resorts to provide more capital to the parent for beneficial repurchases and other opportunities.
Our confidence in the Fund’s future results has much to do with our belief in the ability of our corporate leaders to deliver self-help that generates rewarding payoffs. Any one or two catalysts mentioned above could have a meaningful impact on the Fund’s return, as could announcements from other Fund investments that we did not highlight. We are heavily engaged with our corporate partners to pursue opportunities to build and gain recognition of value, and we anticipate productive activity at the Fund’s holdings that could drive solid results in the second half of 2019 and beyond.
Contributors/Detractors
(Q2 Investment return; Q2 Fund contribution)
EXOR (9%, 0.72%), the European holding company of the Agnelli family, made gains as Chairman and CEO John Elkann continued to apply an admirable approach to capital allocation and portfolio management in the quarter. The company extensively explored consolidation in the auto industry through Fiat Chrysler, in this instance through a proposed combination with Renault. We believe there is substantial strategic logic and potential shareholder value in such a move. The French state and Nissan, Renault’s Japanese partner, were not immediately in favor of a combination, though the rest of Renault’s board voted to proceed. There still may be potential for a constructive deal, but if there is no deal with Renault, there are other opportunities to explore. We are confident that management and the family owner-partners will evaluate every value-creating angle.
CNX (-33%, -1.57%), the Appalachian natural gas company, was the Fund’s largest detractor after reporting an increase in capital expenditures and missing sell-side quarterly earnings before interest, taxes, depreciation, and amortization (EBITDA) expectations by 10%. Lower natural gas prices and a few one-off factors were the primary reasons for the EBITDA miss. The capital expenditure change reflected a timing shift rather than a cost increase - CNX will invest more this year to begin production at three new wells but spend less in 2020 than previously planned. The business is on track to generate $500 million of free cash flow (FCF) in 2020, while the market value of the company is below $1.5 billion. Our appraisal of CNX moderately increased on solid results from CNX Midstream and the decision of the board and CEO Nick DeIuliis to repurchase the extremely discounted shares at an 8% annualized pace. Multiple directors also bought the stock personally.
Portfolio Activity
The Fund’s holdings remained below our appraisal values, but we trimmed some of the stronger performers during the quarter to manage position sizes. We exited Yum China (YUMC), the operator of KFC and Pizza Hut restaurants in China, for the second time in the three years since its separation from YUM! Brands in the U.S. Under the leadership of CEO Joey Wat and CFO Jacky Lo, KFC grew same store sales, as did Pizza Hut for the first time since 2018. The company also opened new stores faster than anticipated. Management returned capital to shareholders through buybacks and dividends. The gap between the share price and our appraisal quickly closed, and the investment gained over 40% during our holding period of seven months.
Outlook
Corporate fundamentals performed better than the Fund’s price, and consensus earnings across the holdings grew. The price to value ratio (P/V) finished the quarter in the low-60s%, a discount well-below the long-term average. The portfolio has 17% cash to deploy in new qualifiers. As the market sold off in May and with broader macro pressure outside the U.S., our research team built a more robust on-deck list of prospective opportunities.
The price pressure in the Fund primarily came from a combination of short-term CNX-specific issues and broader macro concerns over trade wars, global economic growth and geopolitical uncertainties. We believe outperformance can come from management-driven activity at individual holdings. The patterns for how stocks reach intrinsic worth are unpredictable, but appreciation can happen quickly, as Allergan recently demonstrated. One of Southeastern’s competitive advantages is taking a multi-year perspective to stock ownership, as prices ultimately should migrate to growing values. In the near-term, we are highly engaged with CEOs and boards who are exploring transactions that could be catalysts for their stocks to more fully reflect intrinsic worth. Given the portfolio’s discount, positive business fundamentals and corporate partners pursuing catalysts, we believe significant payoffs could occur in 2019 and beyond.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended June 30, 2019
	YTD*	1 Year	5 Year	Since Inception 12/27/12
Global Fund	12.80%	-5.11%	2.09%	6.41%
MSCI World Index	16.98	6.33	6.60	9.97
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2019, the total expense ratio for the Global Fund is 1.33% (gross) and 1.20% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.20% of average annual net assets.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at June 30, 2019
		Net Assets
Investments		83.6%
EXOR N.V.	8.2
CenturyLink, Inc.	8.0
General Electric Company	6.7
Melco International Development Limited	6.2
FedEx Corporation	5.9
CK Hutchison Holdings Limited	5.8
Fairfax Financial Holdings Limited	4.7
LafargeHolcim Ltd	4.6
CK Asset Holdings Limited	4.5
CNX Resources Corporation	4.2
Allergan plc	3.5
Comcast Corporation	3.5
United Technologies Corporation	3.5
OCI N.V.	3.5
Alphabet Inc.	3.0
MinebeaMitsumi Inc.	2.8
CNH Industrial N.V.	2.7
Vestas Wind Systems A/S	2.3
Cash Reserves Net of Other Assets and Liabilities		16.4
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2019 through June 30, 2019
New Holdings	Quarter
Wabtec Corp.	1Q
Eliminations
Wabtec Corp.(a)	1Q
Yum China Holdings, Inc.	2Q
(a) - Acquired through corporate action of General Electric Company.

Portfolio of Investments (Unaudited)
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	77,417	$ 10,079,693	3.5%
Air Freight & Logistics
FedEx Corporation (United States)	103,409	16,978,724	5.9
Chemicals
OCI N.V.* (Netherlands)	363,981	9,991,132	3.5
Construction Materials
LafargeHolcim Ltd (French Exchange) (Switzerland)	224,185	10,946,299	3.8
LafargeHolcim Ltd (Swiss Exchange) (Switzerland)	44,291	2,162,827	0.8
		13,109,126	4.6
Diversified Financial Services
EXOR N.V. (Netherlands)	336,882	23,597,024	8.2
Diversified Telecommunication Services
CenturyLink, Inc. (United States)	1,963,645	23,092,465	8.0
Electrical Equipment
Vestas Wind Systems A/S (Denmark)	77,784	6,718,848	2.3
Hotels, Restaurants & Leisure
Melco International Development Limited (Hong Kong)	7,963,388	17,656,321	6.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	1,684,529	16,604,418	5.8
General Electric Company (United States)	1,841,219	19,332,800	6.7
		35,937,218	12.5
Insurance
Fairfax Financial Holdings Limited (Canada)	27,634	13,563,461	4.7
Interactive Media & Services
Alphabet Inc. - Class C* (United States)	8,035	8,685,112	3.0
Machinery
CNH Industrial N.V. (Netherlands)	760,751	7,801,022	2.7
MinebeaMitsumi Inc. (Japan)	464,800	7,867,736	2.8
		15,668,758	5.5
Media
Comcast Corporation - Class A (United States)	238,502	10,083,865	3.5
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,631,691	11,927,661	4.2
Pharmaceuticals
Allergan plc (United States)	60,753	10,171,875	3.5
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	1,661,029	13,002,538	4.5
Total Common Stocks (Cost $232,050,430)		240,263,821	83.6
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 9/21/20, with BNP Paribas, Strike Price $7.80 (Hong Kong) (Cost $153,024)	24,000,000	132,000	—
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement, 0.50%, dated 6/28/19, due 07/01/19, Repurchase price $47,157,965 (Collateral: $48,103,754 U.S. Treasury Bond, 2.13% due 3/31/24, Par $47,090,000) (Cost $47,156,000)	47,156,000	$ 47,156,000	16.4%
Total Investments (Cost $279,359,454)		287,551,821	100.0
Other Assets (Liabilities), Net		(117,954)	(—)
Net Assets		$287,433,867	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	38.3%
Hong Kong	16.5
Netherlands	14.4
Canada	4.7
Switzerland	4.6
Japan	2.8
Denmark	2.3
Cash & Other	16.4
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities (Unaudited)
at June 30, 2019
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated securities, at value (Cost $1,804,790,628, $1,975,644,519, $1,193,574,393, $279,359,454, respectively)	$ 1,879,399,100	$ 2,025,339,628	$ 1,316,208,595	$ 287,551,821
Affiliated investments, at value (Cost $285,389,170, $1,343,734,143, $0, $0, respectively)	82,811,913	1,128,538,886	—	—
Controlled investments, at value (Cost $0, $322,645,000, $0, $0, respectively)	—	251,725,963	—	—
Cash	668	594	169	361
Receivable from:
Fund shares sold	107,796	1,775,857	343,341	7,000
Dividends and interest	1,666,073	11,764,798	2,917,467	148,058
Securities sold	—	4,156,650	—	—
Investment Counsel	—	—	13,683	28,141
Foreign tax reclaims	—	—	469,114	39,649
Unrealized gain on foreign currency contracts	—	—	219,392	—
Other assets	26,143	32,321	9,527	1,744
Total Assets	1,964,011,693	3,423,334,697	1,320,181,288	287,776,774
Liabilities:
Payable for:
Fund shares redeemed	16,143,234	789,954	347,384	—
Securities purchased	—	—	1,325,128	—
Investment Counsel fee	1,271,747	2,155,017	1,033,608	256,698
Administration fee	158,607	276,377	105,713	22,818
Other accrued expenses	609,012	201,216	226,140	63,391
Total Liabilities	18,182,600	3,422,564	3,037,973	342,907
Net Assets	$ 1,945,829,093	$ 3,419,912,133	$ 1,317,143,315	$ 287,433,867
Net assets consist of:
Paid-in capital	$ 2,022,540,257	$ 3,466,203,656	$ 1,148,901,304	$ 274,853,921
Total distributable earnings	$ (76,711,164)	$ (46,291,523)	$ 168,242,011	$ 12,579,946
Net Assets	$1,945,829,093	$3,419,912,133	$1,317,143,315	$287,433,867
Net asset value per share	$ 19.94	$ 24.15	$ 17.30	$ 12.69
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	97,560,064	141,636,206	76,117,692	22,648,278
See Notes to Financial Statements.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2019
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $321,790, $0, $890,297, $80,789, respectively)	$ 37,390,342	$ 14,471,343	$ 16,858,648	$ 3,601,541
Dividends from affiliates	—	6,757,463	—	—
Dividends from controlled investments	—	5,126,825	—	—
Interest from non-affiliates	556,792	28,829,324	238,459	66,751
Total Investment Income	37,947,134	55,184,955	17,097,107	3,668,292
Expenses:
Investment Counsel fee	8,273,412	13,267,349	5,853,166	1,348,477
Administration fee	1,037,003	1,702,861	595,253	119,865
Transfer agent fees and expenses	649,283	325,594	218,013	43,304
Trustees’ fees and expenses	202,599	258,672	76,813	16,217
Custodian fees and expenses	107,626	76,760	148,637	30,421
Other	164,355	195,969	99,901	45,422
Total Expenses	10,434,278	15,827,205	6,991,783	1,603,706
Expenses waived and/or reimbursed	—	—	(146,375)	(165,331)
Net expenses	10,434,278	15,827,205	6,845,408	1,438,375
Net Investment Income	27,512,856	39,357,750	10,251,699	2,229,917
Realized and Unrealized Gain:
Net Realized Gain:
Non-affiliated securities	25,596,158	63,096,723	36,149,485	2,394,965
Affiliated securities	—	94,211,410	—	—
Forward currency contracts	—	—	(1,491,478)	(238,677)
Forward currency transactions	129,474	—	73,872	5,758
Net Realized Gain	25,725,632	157,308,133	34,731,879	2,162,046
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	160,847,263	132,364,585	82,923,312	20,460,740
Affiliated securities	(43,911,055)	(42,417,497)	—	—
Controlled investments	—	(460,177)	—	—
Forward currency contracts	—	—	1,171,291	175,409
Foreign currency transactions	—	—	51,526	1,625
Net Change in Unrealized Appreciation	116,936,208	89,486,911	84,146,129	20,637,774
Net Realized and Unrealized Gain	142,661,840	246,795,044	118,878,008	22,799,820
Net Increase in Net Assets Resulting from Operations	$170,174,696	$ 286,152,794	$129,129,707	$25,029,737
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	Partners Fund		Small-Cap Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2019 (Unaudited)	2018	2019 (Unaudited)	2018
Operations:
Net investment income	$ 27,512,856	$ 46,817,729	$ 39,357,750	$ 99,793,394
Net realized gain from investments and foreign currency transactions	25,725,632	252,712,834	157,308,133	230,166,000
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	116,936,208	(753,880,187)	89,486,911	(538,786,010)
Net increase (decrease) in net assets resulting from operations	170,174,696	(454,349,624)	286,152,794	(208,826,616)
Distributions to Shareholders:
Total distributions	—	(406,781,530)	—	(525,911,606)
Capital Share Transactions:
Net proceeds from sale of shares	125,553,229	73,068,942	275,014,943	339,022,106
Reinvestment of shareholder distributions	—	370,784,337	(250,691,877)	407,614,634
Cost of shares redeemed	(329,979,727)	(896,174,101)	—	(708,058,893)
Net increase (decrease) in net assets from fund share transactions	(204,426,498)	(452,320,822)	24,323,066	38,577,847
Total increase (decrease) in net assets	(34,251,802)	(1,313,451,976)	310,475,860	(696,160,375)
Net Assets:
Beginning of year	1,980,080,895	3,293,532,871	3,109,436,273	3,805,596,648
End of year	$1,945,829,093	$ 1,980,080,895	$3,419,912,133	$3,109,436,273
Capital Share Transactions:
Issued	6,066,166	2,849,576	11,292,310	12,350,260
Reinvested	—	17,578,051	—	16,606,718
Redeemed	(16,390,397)	(35,255,000)	(10,385,563)	(26,087,053)
Net increase (decrease) in shares outstanding	(10,324,231)	(14,827,373)	906,747	2,869,925
See Notes to Financial Statements.

	International Fund		Global Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2019 (Unaudited)	2018	2019 (Unaudited)	2018
Operations:
Net investment income	$ 10,251,699	$ 8,480,921	$ 2,229,917	$ 2,857,015
Net realized gain from investments and foreign currency transactions	34,731,879	44,356,706	2,162,046	9,651,852
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	84,146,129	(131,582,969)	20,637,774	(51,290,842)
Net increase (decrease) in net assets resulting from operations	129,129,707	(78,745,342)	25,029,737	(38,781,975)
Distributions to Shareholders:
Total distributions	—	(13,254,171)	—	(22,556,605)
Capital Share Transactions:
Net proceeds from sale of shares	283,721,830	129,873,910	92,667,300	42,509,889
Reinvestment of shareholder distributions	—	11,894,969	—	16,718,201
Cost of shares redeemed	(108,415,468)	(214,259,101)	(43,086,879)	(23,930,583)
Net increase (decrease) in net assets from fund share transactions	175,306,362	(72,490,222)	49,580,421	35,297,507
Total increase (decrease) in net assets	304,436,069	(164,489,735)	74,610,158	(26,041,073)
Net Assets:
Beginning of year	1,012,707,246	1,177,196,981	212,823,709	238,864,782
End of year	$1,317,143,315	$1,012,707,246	$287,433,867	$212,823,709
Capital Share Transactions:
Issued	16,268,278	7,889,524	7,180,803	3,418,290
Reinvested	—	761,033	—	1,349,912
Redeemed	(6,507,113)	(13,081,494)	(3,449,544)	(1,836,497)
Net increase (decrease) in shares outstanding	9,761,165	(4,430,937)	3,731,259	2,931,705
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
The Funds’ investments in debt securities may contain payment-in-kind ("PIK") interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2015-2018), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of an exchange traded option is the last sales price, and are categorized in Level 1 of the fair value hierchy. Over-thecounter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.

Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million*
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	1.50%
Small-Cap Fund	1.50
International Fund	1.15
Global Fund	1.20
During the period ended June 30, 2019, Southeastern waived and/or reimbursed $146,375 and $165,331 expenses of International Fund and Global Fund, respectively. The International Fund and Global Fund agreement is in effect through at least May 1, 2020 and may not be terminated before that date without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended June 30, 2019 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$ 25,895,024	$418,737,859
Small-Cap Fund	543,196,813	738,126,091
International Fund	315,728,022	159,229,237
Global Fund	69,022,560	60,440,092
Note 5.  Related Ownership
At June 30, 2019 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	23%
Small-Cap Fund	5
International Fund	39
Global Fund	65*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.
Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Also, under the 1940 Act, a fund is required to identify investments where it owns greater than 25% of the portfolio company's outstanding voting shares as a controlled investment. Affiliated companies and controlled investments during the period ended June 30, 2019 were as follows:
	Shares at 6/30/19	Value at 12/31/18	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/19 to 6/30/19	Net Unrealized Appreciation (Depreciation) 1/1/19 to 6/30/19	Value at 6/30/19
Partners Fund
CNX Resources Corporation*	11,328,579	$ 121,119,252	$ 5,603,716	$ -	$ -	$ -	$ (43,911,055)	$ 82,811,913
Small-Cap Fund
Actuant Corporation - Class A	5,841,674	122,616,737	-	-	-	-	22,315,195	144,931,932
CNX Resources Corporation*	19,546,438	137,475,593	62,973,424	899,469	-	(1,110,861)	(55,554,225)	142,884,462
Dillard's Inc. - Class A	1,464,912	-	82,374,229	-	146,491	-	8,860,490	91,234,719
Eastman Kodak Company*(a)	4,000,000	10,200,000	-	-	-	-	(600,000)	9,600,000
Eastman Kodak Company Convertible Preferred Stock - Series A 5.5%(a)(b)	1,864,300	148,771,140	-	-	5,126,825	-	(1,715,156)	147,055,984
Eastman Kodak Company Convertible Note 5% 11/1/21(a)(b)	93,215,000	-	93,215,000	-	-	-	1,854,979	95,069,979
Graham Holdings Company - Class B	335,936	274,168,240	-	61,244,069	946,325	16,204,017	2,677,730	231,805,918
Hopewell Holdings Limited(c)	-	232,262,962	-	258,665,904	-	79,118,254	(52,715,312)	-
PotlatchDeltic Corporation	4,584,378	145,049,720	-	-	3,667,502	-	33,649,334	178,699,054
Realogy Holdings Corp.	13,055,042	134,108,450	49,051,954	-	1,997,145	-	(88,641,900)	94,518,504
Summit Materials, Inc. - Class A*	12,699,444	157,473,106	-	-	-	-	86,991,191	244,464,297
		$ 1,362,125,948	$ 287,614,607	$ 320,809,442	$ 11,884,288	$ 94,211,410	$ (42,877,674)	$ 1,380,264,849
*	Non-income producing security.
(a)	Controlled investment.
(b)	Restricted security, see Portfolio of Investments for additional disclosures.
(c)	Not an affiliate at the end of the period.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at June 30, 2019 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,682,381,013	$ —	$—	$1,682,381,013
Options Purchased	—	654,500	—	654,500
Short-Term Obligations	—	279,175,500	—	279,175,500
	$1,682,381,013	$279,830,000	$—	$1,962,211,013
Small-Cap Fund
Common Stocks	$ 2,470,796,618	$ —	$—	$ 2,470,796,618
Preferred Stock	—	147,055,984	—	147,055,984
Corporate Bonds	—	274,320,875	—	274,320,875
Short-Term Obligations	—	513,431,000	—	513,431,000
	$ 2,470,796,618	$ 934,807,859	$—	$ 3,405,604,477
International Fund
Common Stocks	$1,238,196,595	$ —	$—	$1,238,196,595
Options Purchased	—	924,000	—	924,000
Short-Term Obligations	—	77,088,000	—	77,088,000
Forward Currency Contracts	—	219,392	—	219,392
	$1,238,196,595	$ 78,231,392	$—	$1,316,427,987
Global Fund
Common Stocks	$ 240,263,821	$ —	$—	$ 240,263,821
Options Purchased	—	132,000	—	132,000
Short-Term Obligations	—	47,156,000	—	47,156,000
	$ 240,263,821	$ 47,288,000	$—	$ 287,551,821
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at June 30, 2019:
	Location	Currency
Partners Fund
Options Purchased	Non-affiliated securities, at value	$ 654,500
Small-Cap Fund
Options Purchased	Non-affiliated securities, at value	—
International Fund
Options Purchased	Non-affiliated securities, at value	$ 924,000
Forward currency contracts	Unrealized loss on forward currency contracts	219,392
$1,143,392
Global Fund
Options Purchased	Non-affiliated securities, at value	$ 132,000

Financial derivative instruments had the following effect on the Statements of Operations for the period ended June 30, 2019:
	Location	Currency
Partners Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (100,280)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 211,756
Small-Cap Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (511,700)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 708,500
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (263,730)
Forward currency contracts	Forward currency contracts	(1,491,478)
		$ (1,755,208)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	337,082
Forward currency contracts	Forward currency contracts	1,171,291
		$ 1,508,373
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (112,083)
Forward currency contracts	Forward currency contracts	(238,677)
		$ (350,760)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 61,851
Forward currency contracts	Forward currency contracts	175,409
		$ 237,260
For the period ended June 30, 2019, the average monthly notional value of derivative instruments were as follows:
	Options Purchased	Forward Currency Contracts
Partners Fund	$115,666,667	$ —
Small-Cap Fund	72,666,667	—
International Fund	161,666,667	68,772,618
Global Fund	24,500,000	3,290,441
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2019 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 260,327,745	$ 415,605,109	$ 192,770,908	$ 27,628,674
Gross unrealized depreciation	(392,615,506)	(659,656,726)	(70,157,283)	(20,572,690)
Net unrealized appreciation (depreciation)	$ (132,287,761)	$ (244,051,617)	$ 122,613,625	$ 7,055,984
Cost for federal income tax purposes	$2,094,498,774	$3,649,656,094	$1,193,594,970	$280,495,837
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value Beginning of Period	$ 18.35	$ 26.84	$ 25.36	$ 21.45	$ 31.24	$ 33.75
Net Investment Income (Loss)(a)	0.27	0.42	0.12	0.20	0.26	0.19
Net Realized and Unrealized Gain (Loss)	1.32	(4.78)	3.74	4.24	(6.05)	1.53
Total from Investment Operations	1.59	(4.36)	3.86	4.44	(5.79)	1.72
Dividends from Net Investment Income	—	(0.47)	(0.33)	— (c)	(0.30)	(0.20)
Distributions from Net Realized Capital Gains	—	(3.66)	(2.05)	(0.53)	(3.70)	(4.03)
Total Distributions	—	(4.13)	(2.38)	(0.53)	(4.00)	(4.23)
Net Asset Value End of Period	$ 19.94	$ 18.35	$ 26.84	$ 25.36	$ 21.45	$ 31.24
Total Return	8.67% (d)	(17.98)%	15.51%	20.72%	(18.80)%	4.92%
Net Assets End of Period (thousands)	$1,945,829	$1,980,081	$3,293,533	$3,448,288	$3,624,583	$7,547,608
Ratio of Expenses to Average Net Assets	1.01% (e)	0.97%	0.95%	0.95%	0.93%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.65% (e)	1.59%	0.44%	0.84%	0.92%	0.57%
Portfolio Turnover Rate	1% (d)	37%	28%	17%	46%	30%

Small-Cap Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value Beginning of Period	$ 22.10	$ 27.60	$ 27.49	$ 26.98	$ 30.42	$ 32.46
Net Investment Income (Loss)(a)	0.28	0.74	0.48 (b)	0.07	(0.01)	(0.06)
Net Realized and Unrealized Gain (Loss)	1.77	(2.24)	1.95	5.39	(1.83)	4.04
Total from Investment Operations	2.05	(1.50)	2.43	5.46	(1.84)	3.98
Dividends from Net Investment Income	—	(0.76)	(0.45)	(0.10)	—	—
Distributions from Net Realized Capital Gains	—	(3.24)	(1.87)	(4.85)	(1.60)	(6.02)
Total Distributions	—	(4.00)	(2.32)	(4.95)	(1.60)	(6.02)
Net Asset Value End of Period	$ 24.15	$ 22.10	$ 27.60	$ 27.49	$ 26.98	$ 30.42
Total Return	9.28% (d)	(6.52)%	8.99%	20.48%	(6.05)%	12.49%
Net Assets End of Period (thousands)	$3,419,912	$3,109,436	$3,805,597	$3,995,661	$3,809,643	$4,383,882
Ratio of Expenses to Average Net Assets	0.93% (e)	0.92%	0.92%	0.91%	0.91%	0.91%
Ratio of Net Investment Income to Average Net Assets	2.31% (e)	2.61%	1.70% (b)	0.23%	(0.03)%	(0.17)%
Portfolio Turnover Rate	19% (d)	32%	29%	31%	46%	51%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Rounds to less than $0.01.
(d)	Not annualized.
(e)	Annualized.

International Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value Beginning of Period	$ 15.26	$ 16.63	$ 13.53	$ 12.35	$ 13.80	$ 17.94
Net Investment Income(a)	0.14	0.12	0.05	0.11	0.22	0.53
Net Realized and Unrealized Gain (Loss)	1.90	(1.29)	3.23	1.39	(1.30)	(3.12)
Total from Investment Operations	2.04	(1.17)	3.28	1.50	(1.08)	(2.59)
Dividends from Net Investment Income	—	—	(0.18)	(0.32)	(0.23)	(0.54)
Distributions from Net Realized Capital Gains	—	(0.20)	—	—	(0.14)	(1.01)
Total Distributions	—	(0.20)	(0.18)	(0.32)	(0.37)	(1.55)
Net Asset Value End of Period	$ 17.30	$ 15.26	$ 16.63	$ 13.53	$ 12.35	$ 13.80
Total Return	13.37% (b)	(7.08)%	24.23%	12.20%	(7.91)%	(14.76)%
Net Assets End of Period (thousands)	$1,317,143	$1,012,707	$1,177,197	$988,743	$1,116,983	$1,459,608
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.18% (c)	1.29%	1.33%	1.28%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.72% (d)	0.75%	0.33%	0.88%	1.61%	3.06%
Portfolio Turnover Rate	14% (b)	46%	25%	21%	53%	54%

Global Fund
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Net Asset Value Beginning of Period	$ 11.25	$ 14.94	$ 11.96	$ 9.98	$ 11.60	$ 12.84
Net Investment Income(a)	0.11	0.18	0.05	0.06	0.03	0.09
Net Realized and Unrealized Gain (Loss)	1.33	(2.48)	3.09	1.98	(1.63)	(0.84)
Total from Investment Operations	1.44	(2.30)	3.14	2.04	(1.60)	(0.75)
Dividends from Net Investment Income	—	(0.13)	(0.03)	(0.06)	(0.02)	(0.08)
Distributions from Net Realized Capital Gains	—	(1.26)	(0.13)	—	—	(0.41)
Total Distributions	—	(1.39)	(0.16)	(0.06)	(0.02)	(0.49)
Net Asset Value End of Period	$ 12.69	$ 11.25	$ 14.94	$ 11.96	$ 9.98	$ 11.60
Total Return	12.80% (b)	(16.16)%	26.33%	20.43%	(13.76)%	(5.98)%
Net Assets End of Period (thousands)	$287,434	$212,824	$238,865	$187,584	$167,465	$164,372
Ratio of Expenses to Average Net Assets	1.20% (c)(d)	1.20% (c)	1.20% (c)	1.32% (c)	1.54%	1.58%
Ratio of Net Investment Income to Average Net Assets	1.86% (d)	1.19%	0.36%	0.54%	0.30%	0.70%
Portfolio Turnover Rate	28% (b)	29%	27%	33%	58%	40%

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2019 and December 31, 2018 were 1.18% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2019 and December 31, 2018, 2017, and 2016 were 1.34%, 1.33%, 1.48%, and 1.52%, respectively.
(d)	Annualized.

Expense Example
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2018 and held through June 30, 2019.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/2018	Ending account value 06/30/2019	Expenses paid during period *	Ending account value 06/30/2019	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 1,086.70	$5.23	$1,019.79	$5.06	1.01%
Small-Cap Fund	1,000.00	1,092.80	4.83	1,020.18	4.66	0.93
International Fund	1,000.00	1,133.70	6.08	1,019.09	5.76	1.15
Global Fund	1,000.00	1,128.00	6.33	1,018.84	6.01	1.20

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting longleafpartners.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/1997
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2019 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2019

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2019

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.